                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                               December 10, 1996
                       (Date of earliest event reported)



                            PS GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                         1-7141                33-0692068
(State or other jurisdiction    (Commission file number)   (I.R.S. Employer
 of incorporation)                                          Identification No.)



                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)

ITEM 5.    OTHER EVENTS

          The Company has issued two press releases, each dated December 10, 1996. Both press releases are incorporated herein by reference, and a copy of each is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

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ITEM 7. (c)   EXHIBITS


Exhibit
Number    Description
-------   -----------
99.1      Press Release dated December 10, 1996
99.2      Press Release dated December 10, 1996

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PS GROUP HOLDINGS, INC.
                                       (Registrant)

Date: December 11, 1996


                                       By:  /s/CHARLES E. RICKERSHAUSER, JR.
                                            --------------------------------
                                            Charles E. Rickershauser, Jr.,
                                            Chairman of the Board and Chief
                                            Executive Officer

                                 EXHIBIT INDEX
                                 -------------

     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit                                               Page
Number        Description                             Number
-------       -----------                             ------

99.1         Press Release dated December 10, 1996
99.2         Press Release dated December 10, 1996


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